UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05740)

Exact name of registrant as specified in charter:	Putnam Managed Municipal Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2018

Date of reporting period:	November 1, 2017 — October 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Managed Municipal Income Trust

Annual report
10 | 31 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PMM

Putnam
Managed Municipal
Income Trust

Annual report
10 | 31 | 18

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

December 11, 2018

Dear Fellow Shareholder:

Global financial markets dealt with some challenges as we entered the final months of 2018. After rising to record highs in the summer, U.S. stocks experienced increased turbulence, including a correction in October, as concerns mounted over rising interest rates and the escalating U.S.–China trade conflict. International stock markets, which had already been lagging, experienced selloffs as well. Fixed-income markets have also encountered headwinds as the Federal Reserve has continued its path of normalizing monetary policy. Against this backdrop, markets may remain choppy, despite a solid economy. Rest assured, navigating changing markets is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Putnam Managed Municipal Income Trust has the flexibility to invest in municipal bonds issued by any state in the country or U.S. territory. As a closed-end fund, it shares some common characteristics with open-end mutual funds, but there are some key differences that investors should understand as they consider their portfolio.

2 Managed Municipal Income Trust

Looking at a closed-end fund’s performance

You will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager.

A mix of credit qualities

In addition to its flexible geographical focus, Putnam Managed Municipal Income Trust combines bonds of differing credit quality. The fund invests in high-quality bonds, but also includes an allocation to lower-rated bonds, which may offer higher income in return for more risk.

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Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 10–11 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/18. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 12.

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Paul holds a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund is managed by Garrett L. Hamilton, CFA.

Paul, how was the market for municipal bonds during the reporting period?

In an increasingly challenging market environment, municipal bonds netted slightly positive performance. While the Tax Cuts and Jobs Act enacted in December 2017 retained the tax-exempt status of municipal bonds and kept the highest individual tax rate nearly intact, it reduced the corporate income tax rate from 35% to 21%, making municipal bonds a less compelling investment for corporate buyers. Consequently, municipal assets held by banks declined $26.7 billion on a year-to-date basis through June 30, 2018. [Most recent data available.]

Additionally, with U.S. economic growth continuing to surprise to the upside, municipal bond yields moved higher in tandem with rising Treasury rates and expectations for higher interest rates. [Bond prices generally fall as rates rise.] During the reporting period, the Federal Reserve raised its benchmark rate four times in December 2017 and in March, June, and September 2018, to help temper potential inflationary pressure. At period-end, the federal funds rate stood at a target range of 2.00% to 2.25%.

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Credit qualities are shown as a percentage of the fund’s net assets (common and preferred shares) as of 10/31/18. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Top ten state allocations are shown as a percentage of the fund’s net assets (common and preferred shares) as of 10/31/18. Investments in Puerto Rico represented 0.2% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the differing treatment of interest accruals, the floating rate portion of tender option bonds, derivative securities, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Managed Municipal Income Trust

One positive factor counteracting these demand dynamics was the tax law’s elimination of a number of deductions traditionally taken by high-income earners, which made the tax-exempt status of municipal bonds more attractive to retail buyers, especially in high-tax states such as California and New York.

The municipal bond market also continued to adjust to fluctuating supply dynamics created by the tax law. With the legislation’s elimination of advanced refundings, new-issue supply fell. A refunding occurs when an issuer refinances a bond by issuing a second bond at a lower interest rate to pay off the original, older higher-yielding bond, thereby reducing interest cost. “Advanced” is a type of refunding that occurs before the call date. On a year-to-date basis through October 31, 2018, new municipal bond issuance totaled $247 billion, representing a 15% drop from the same period a year earlier, according to the Bond Buyer. A decline in available supply typically helps to support prices and provided a counterweight to weaker demand from banks.

Despite higher rates and the mixed supply/demand technicals, municipal bonds outperformed the broader U.S. fixed-income markets for the period. The Bloomberg Barclays Municipal Bond Index [the benchmark] returned –0.51% for the reporting period, outperforming the broader fixed-income markets, which returned –2.05%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The ICE BofAML U.S. 3-MonthTreasury Bill Index outperformed both these benchmarks with a return of 1.68% for the same period.

How did the fund perform during the reporting period?

For the 12 months ended October 31, 2018, the fund outperformed its benchmark and the average return for its Lipper peer group, High Yield Municipal Debt Funds (closed-end).

What was your investment strategy in this environment?

With the flattening of the yield curve, we saw better relative value in bonds with maturities of 15 to 20 years. As such, we favored an overweight position in bonds with longer intermediate maturities while underweighting shorter intermediate and long maturity holdings.

Consequently, the fund’s yield-curve positioning had more of a bulleted portfolio structure focused on the middle of the curve at period-end. This positioning resulted in an average maturity of approximately 17 years. Duration positioning, which affects the portfolio’s sensitivity to interest rates, moved from a generally neutral stance to being slightly short relative to the benchmark by the end of the period.

From a credit-quality standpoint, the fund held an overweight exposure to higher-quality bonds rated A and BBB. We continue to look for opportunities to move higher up the credit quality spectrum. While municipal credit fundamentals remain stable, credit spreads remain at or near post-crisis lows. From a sector-positioning perspective, we continue to favor essential service utility, health-care, and higher education bonds relative to the fund’s Lipper group.

Geographically speaking, the fund held a modest overweight in Illinois general obligation [G.O.] bonds, which performed well for the year. Illinois G.O. bonds outperformed the broader municipal bond market due to ample spreads and steady demand, which helped to cushion the bonds against modestly higher interest rates. Illinois G.O. bonds remain an

Managed Municipal Income Trust 7

attractive opportunity, in our view, as we believe the state’s financial profile stabilized during the past year and is not currently reflected by market spreads.

The fund also continued to hold an underweight position in Puerto Rico-based issuers relative to its Lipper peers. In our view, Puerto Rico’s current economic and financial conditions remain extremely difficult, especially after the catastrophic damage inflicted by Hurricane Maria. The majority of Puerto Rico’s bonds are in default and are not currently making coupon payments. We believe the eventual recovery value and economic return of investing in such debt will be determined by the ongoing negotiations between the Commonwealth, the federal control board, and creditors, as well as the long-term economic growth of the island. The uncertainty and volatility of these factors cause us to remain cautious and prefer an underweight position. That said, Puerto Rico bond prices have risen dramatically during 2018 to date as the market priced in the potential of higher recoveries.

The fund reduced its dividend rate during the reporting period. What led to that decision?

The fund is leveraged through the use of preferred shares, which pay dividends to shareholders at a level that is tied to short-term floating interest rates. Costs to the portfolio have risen as prevailing short-term interest rates have climbed. At the same time, income to the portfolio has not kept pace, because long-term rates are still relatively low. In addition, reinvesting proceeds from maturing higher-yielding bonds in today’s relatively lower-yielding, higher-quality municipal bonds contributed to less income earned in the portfolio. Accordingly, the fund’s monthly dividend rate declined from $0.0318 to $0.0289 in June 2018.

What is your near-term outlook for the municipal bond market?

In its policy statement at its September 2018 meeting, the Fed cited strong economic growth and forecasted that the U.S. economy would see at least three more years of growth. As part of that communication, the Fed also eliminated the word “accommodative” from its comments

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets (common and preferred shares). Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Managed Municipal Income Trust

about monetary policy and implied that three more rate hikes were likely in 2019.

Just after the close of the reporting period, the Fed held interest rates steady at its November 2018 meeting. In its statement, the Fed’s outlook was little changed from its commentary in September aside from observing that “business investment had moderated from its rapid pace earlier in the year.”

With regard to our near-term outlook for interest rates over the next three to six months, we believe the Fed will introduce its fourth and final rate hike of 2018 in December. While we expect interest rates to follow a gradual path higher over the balance of the Fed’s hiking cycle, there may be short-term periods that feel more abrupt. It is our view that interest rates have reached levels where income return is sufficient to more than offset our outlook for potential capital depreciation over the course of the Fed’s rate-hiking cycle. In other words, we still see value in the asset class, even in a rising-rate environment.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Managed Municipal Income Trust 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return and comparative index results for periods ended 10/31/18

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	2/24/89)	10 years	average	5 years	average	3 years	average	1 year
NAV	6.35%	124.15%	8.41%	35.79%	6.31%	11.54%	3.71%	0.71%
Market price	5.73	121.49	8.28	33.38	5.93	8.05	2.61	–4.91
Bloomberg Barclays
Municipal Bond Index	5.71	59.76	4.80	17.34	3.25	5.79	1.90	–0.51
Lipper High Yield
Municipal Debt Funds
(closed-end)	5.70	132.76	8.76	34.36	6.07	10.90	3.50	0.65
category average*

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared with fund performance at net asset value. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/18, there were 11, 11, 11, 11, and 6 funds, respectively, in this Lipper category.

Performance includes the deduction of management fees and administrative expenses.

10 Managed Municipal Income Trust

Fund price and distribution information For the 12-month period ended 10/31/18

Distributions
Number	12
Income[1]	$0.3671
Capital gains[2]	—
Total	$0.3671
	Series A	Series C
Distributions — preferred shares	(240 shares)	(1,507 shares)
Income[1]	$2,039.07	$1,043.58
Capital gains[2]	—	—
Total	$2,039.07	$1,043.58
Share value	NAV	Market price
10/31/17	$7.95	$7.43
10/31/18	7.64	6.71
Current dividend rate (end of period)	NAV	Market price
Current dividend rate[3]	4.54%	5.17%
Taxable equivalent[4]	7.67	8.73

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 40.80% federal tax rate for 2018. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/18

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	2/24/89)	10 years	average	5 years	average	3 years	average	1 year
NAV	6.41%	105.05%	7.44%	38.52%	6.73%	13.95%	4.45%	2.18%
Market price	5.84	99.40	7.15	34.92	6.17	13.84	4.42	–3.63

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Managed Municipal Income Trust 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12 Managed Municipal Income Trust

Other information for shareholders

Important notice regarding share repurchase program

In September 2017, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 10, 2017, up to 10% of the fund’s common shares outstanding as of October 9, 2017.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2018, Putnam employees had approximately $475,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Managed Municipal Income Trust 13

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

14 Managed Municipal Income Trust

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

Managed Municipal Income Trust 15

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

16 Managed Municipal Income Trust

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Managed Municipal Income Trust 17

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as the fund’s assets under management increase. The Trustees noted, however, that because your fund is a closed-end management investment company, it has relatively stable levels of assets under management and is not expected to be affected significantly by breakpoints in its management fee schedule. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees

18 Managed Municipal Income Trust

considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax-exempt fixed income and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper High Yield Municipal Debt Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	2nd
Five-year period	2nd

Managed Municipal Income Trust 19

Over the one-year, three-year and five-year periods ended December 31, 2017, there were 11, 11 and 11 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which is an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

20 Managed Municipal Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Managed Municipal Income Trust 21

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Managed Municipal Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Managed Municipal Income Trust (the “fund”), including the fund’s portfolio, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
December 11, 2018

22 Managed Municipal Income Trust

The fund’s portfolio 10/31/18

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	GNMA Coll. Government National Mortgage
AGM Assured Guaranty Municipal Corporation	Association Collateralized
AMBAC AMBAC Indemnity Corporation	NATL National Public Finance Guarantee Corp.
COP Certificates of Participation	PSFG Permanent School Fund Guaranteed
FHLMC Coll. Federal Home Loan Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Corporation Collateralized	VRDN Variable Rate Demand Notes, which are floating-
FNMA Coll. Federal National Mortgage	rate securities with long-term maturities that carry
Association Collateralized	coupons that reset and are payable upon demand
FRN Floating Rate Notes: the rate shown is the current	either daily, weekly or monthly. The rate shown is the
interest rate or yield at the close of the reporting period.	current interest rate at the close of the reporting
Rates may be subject to a cap or floor. For certain	period. Rates are set by remarketing agents and may
securities, the rate may represent a fixed rate currently	take into consideration market supply and demand,
in place at the close of the reporting period.	credit quality and the current SIFMA Municipal Swap
G.O. Bonds General Obligation Bonds	Index rate, which was 1.61% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (133.4%)*	Rating**	Principal amount	Value
Alabama (2.0%)
Cullman Cnty., Hlth. Care Auth. Rev. Bonds,
(Cullman Regl. Med. Ctr.), Ser. A, 6.75%, 2/1/29	Baa3	$1,100,000	$1,106,996
Jefferson Cnty., Swr. Rev. Bonds
Ser. D, 6.50%, 10/1/53	BBB–	500,000	579,515
zero %, 10/1/46	BBB–	3,950,000	3,365,084
Jefferson, Cnty. Rev. Bonds, (Warrants)
5.00%, 9/15/34	AA	2,075,000	2,286,380
5.00%, 9/15/33	AA	275,000	303,853
			7,641,828
Alaska (0.4%)
Northern Tobacco Securitization Corp. Rev. Bonds,
Ser. A, 5.00%, 6/1/46	B3	1,500,000	1,464,135
			1,464,135
Arizona (4.7%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.), Ser. G, 5.00%, 7/1/37	BB	500,000	504,165
Casa Grande, Indl. Dev. Auth. Rev. Bonds,
(Casa Grande Regl. Med. Ctr.)
Ser. A, 7.625%, 12/1/29 (escrow) F	D/P	1,800,000	5,380
7.25%, 12/1/19 (escrow) F	D/P	1,000,000	2,989
La Paz Cnty., Indl. Dev. Auth. Ed. Fac. Rev. Bonds,
(Harmony Pub. Schools), Ser. A
5.00%, 2/15/48	BBB	2,330,000	2,408,544
5.00%, 2/15/38	BBB	500,000	522,635
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds,
(Horizon Cmnty. Learning Ctr.), 5.00%, 7/1/35	BB+	500,000	507,920
Maricopa Cnty., Poll. Control Rev. Bonds,
(El Paso Elec. Co.), Ser. A, 7.25%, 2/1/40	Baa1	2,200,000	2,228,094

Managed Municipal Income Trust 23

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), 6.00%, 7/1/32
(Prerefunded 7/1/21)	AAA/P	$200,000	$219,388
(Choice Academies, Inc.), 5.625%, 9/1/42	BB	315,000	321,322
(Great Hearts Academies), 5.00%, 7/1/44	BBB–	1,700,000	1,752,258
(Choice Academies, Inc.), 4.875%, 9/1/22	BB	555,000	567,082
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.)
Ser. A, 5.00%, 7/1/46	BB	250,000	249,983
5.00%, 7/1/35	BB	900,000	909,081
Ser. A, 5.00%, 7/1/35	BB	600,000	606,054
Salt Verde, Fin. Corp. Gas Rev. Bonds
5.50%, 12/1/29	Baa1	2,000,000	2,350,640
5.00%, 12/1/37	Baa1	2,000,000	2,273,740
5.00%, 12/1/32	Baa1	570,000	647,378
Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds
(Yavapai Regl. Med.), 5.00%, 8/1/36	A3	200,000	215,130
(Yavapai Regl. Med. Ctr.), 5.00%, 8/1/34	A3	200,000	216,522
Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds,
(Agribusiness & Equine Ctr.), 5.00%, 3/1/32	BB+	1,000,000	1,002,000
Yavapai Cnty., Indl. Dev. Ed. Auth. 144A Rev. Bonds,
Ser. A, 5.00%, 9/1/34	BB+	500,000	494,580
			18,004,885
California (12.0%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), 6.00%, 7/1/31	A–/F	660,000	710,827
(O’Connor Woods), 5.00%, 1/1/33	AA–	600,000	655,374
CA School Fin. Auth. Rev. Bonds, (2023 Union, LLC),
Ser. A, 6.00%, 7/1/33	BBB	465,000	511,240
CA State Muni. Fin. Auth. Charter School Rev. Bonds,
(Partnerships Uplift Cmnty.), Ser. A, 5.00%, 8/1/32	BB	665,000	670,140
CA State Poll. Control Fin. Auth. Rev. Bonds
(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	1,000,000	1,030,620
(San Jose Wtr. Co.), 4.75%, 11/1/46	A	1,100,000	1,151,392
CA State Poll. Control Fin. Auth. Solid Waste Disp.
144A Mandatory Put Bonds (11/1/18),
(Republic Svcs., Inc.), Ser. A, 2.15%, 8/1/23	A–2	3,000,000	3,000,000
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Terraces at San Joaquin Gardens), Ser. A,
6.00%, 10/1/47	BB/P	1,345,000	1,429,493
(American Baptist Homes West), 5.75%, 10/1/25	BBB+/F	3,000,000	3,101,040
(U. CA Irvine E. Campus Apts. Phase 1),
5.375%, 5/15/38	Baa1	1,000,000	1,062,860
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	450,000	468,045
(U. CA Irvine E. Campus Apts. Phase 1),
5.125%, 5/15/31	Baa1	2,250,000	2,374,920
Corona-Norco, School Dist. Pub. Fin. Auth. Special
Tax Bonds, (Sr. Lien), Ser. A, 5.00%, 9/1/28	A–	380,000	415,355
Golden State Tobacco Securitization Corp.
Rev. Bonds, (Tobacco Settlement), Ser. A-1,
5.25%, 6/1/47	BB/P	5,000,000	5,032,150

24 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
California cont.
La Verne, COP, (Brethren Hillcrest Homes),
5.00%, 5/15/36	BBB–/F	$325,000	$336,586
Los Angeles, Dept. of Arpt. Rev. Bonds,
(Los Angeles Intl. Arpt.), 5.00%, 5/15/30	Aa2	1,000,000	1,081,130
Los Angeles, CA Dept. Wtr & Pwr Rev Bonds
Ser. C 5.00% 7/1/42 T	AA	6,460,000	7,275,470
Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev.
Bonds, (Laxfuel Corp.), 4.50%, 1/1/27	A	400,000	412,348
M-S-R Energy Auth. Rev. Bonds, Ser. A,
6.50%, 11/1/39	BBB+	750,000	1,004,348
Morongo Band of Mission Indians 144A Rev. Bonds,
Ser. B, 5.00%, 10/1/42	BBB–/F	1,750,000	1,780,048
Poway, Unified School Dist. Pub. Fin. Auth. Special
Tax Bonds, 5.00%, 9/15/32	AA–	485,000	530,003
Rancho Cordova, Cmnty. Fac. Dist. Special Tax
Bonds, (Sunridge Anatolia), Ser. 03-1, 5.00%, 9/1/37	BBB–/P	350,000	370,584
San Francisco City & Cnty., Redev. Agcy. Cmnty.
Successor Special Tax Bonds, (No. 6 Mission Bay
Pub. Impts.), Ser. C
zero %, 8/1/43	BBB/P	2,000,000	509,280
zero %, 8/1/38	BBB/P	2,000,000	688,700
Santaluz, Cmnty. Fac. Dist. No. 2 Special Tax Bonds,
(Impt. Area No. 1), Ser. A, 5.25%, 9/1/26	A–	1,605,000	1,737,653
Sunnyvale, Special Tax Bonds, (Cmnty. Fac.
Dist. No. 1), 7.75%, 8/1/32	B+/P	835,000	837,054
U. of CA Rev. Bonds, Ser. AF, U.S. Govt. Coll, 5.00%
5/15/36 (Prerefunded 5/15/23) T	AA	1,509,200	1,641,048
U. of CA Rev. Bonds, Ser. AF, 5.00% 5/15/36 T	AA	5,530,000	6,009,736
Yucaipa Special Tax Bonds, (Cmnty. Fac.
Dist. No. 98-1 Chapman Heights), 5.375%, 9/1/30	BBB+	375,000	395,636
			46,223,080
Colorado (3.7%)
Central Platte Valley, Metro. Dist. G.O. Bonds,
5.00%, 12/1/43	BB+	400,000	417,652
CO Pub. Hwy. Auth. Rev. Bonds, (E-470), Ser. C,
5.375%, 9/1/26	A2	500,000	527,665
CO State Educ. & Cultural Fac. Auth. Rev. Bonds,
(Skyview Academy), 5.125%, 7/1/34	BB	755,000	759,553
CO State Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmnty.), 6.375%, 1/1/41	BB/P	810,000	858,916
(Total Longterm Care National), Ser. A, 6.25%,
11/15/40 (Prerefunded 11/15/20)	AAA/P	300,000	323,811
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.625%, 6/1/43	BBB	250,000	268,898
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.00%, 12/1/33	BBB	1,100,000	1,146,013
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds
(Frasier Meadows Retirement Cmnty.), Ser. A,
5.25%, 5/15/37	BB+/F	1,000,000	1,066,520
(Frasier Meadows Retirement Cmnty.), Ser. B,
5.00%, 5/15/48	BB+/F	1,500,000	1,555,335

Managed Municipal Income Trust 25

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
Colorado cont.
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds
(Christian Living Neighborhood), 5.00%, 1/1/37	BB/P	$1,250,000	$1,279,375
(Christian Living Neighborhood), 5.00%, 1/1/31	BB/P	500,000	521,980
E-470 CO Pub. Hwy. Auth. FRN Mandatory Put Bonds
(9/1/19), (Sr. Libor Index), Ser. A, 2.446%, 9/1/39	A2	1,900,000	1,902,052
Eaton, Area Park & Recreation Dist. G.O. Bonds,
5.25%, 12/1/34	BB/P	220,000	228,655
Park Creek, Metro. Dist. Tax Allocation Bonds,
(Sr. Ltd. Property Tax Supported), Ser. A,
5.00%, 12/1/45	A/F	225,000	237,470
Plaza, Tax Alloc. Bonds, (Metro. Dist. No. 1),
5.00%, 12/1/40	BB–/P	1,650,000	1,681,614
Regl. Trans. Dist. Rev. Bonds, (Denver Trans.
Partners), 6.00%, 1/15/41	Baa3	750,000	775,403
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1,
5.00%, 12/1/37	Ba1	500,000	524,530
			14,075,442
Connecticut (0.4%)
Harbor Point Infrastructure Impt. Dist. 144A Tax
Alloc. Bonds, (Harbor Point Ltd.), 5.00%, 4/1/39	BB/P	1,500,000	1,549,875
			1,549,875
Delaware (1.0%)
DE State Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.40%, 2/1/31	Baa1	500,000	523,945
(Indian River Pwr.), 5.375%, 10/1/45	Baa3	2,600,000	2,698,696
(ASPIRA Charter School), Ser. A, 5.00%, 6/1/36	BB+	705,000	694,439
			3,917,080
District of Columbia (1.6%)
DC Rev. Bonds, (Howard U.), Ser. A
6.50%, 10/1/41	BBB–	395,000	412,862
6.25%, 10/1/32	BBB–	525,000	549,806
U.S. Govt. Coll., 6.25%, 10/1/32
(Prerefunded 4/1/21)	AAA/P	475,000	520,443
DC Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A, zero %, 6/15/46	CCC/P	7,500,000	1,154,850
DC, Rev. Bonds, (Methodist Home of The DC (The)),
Ser. A, 5.25%, 1/1/39	BB–/P	250,000	234,605
DC, Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, Ser. C,
5.00%, 10/1/39	AA+	3,000,000	3,315,990
			6,188,556
Florida (7.7%)
Cap. Trust Agcy. Senior Living 144A Rev. Bonds,
(H-Bay Ministries, Inc.-Superior Residencies), Ser. C,
7.50%, 7/1/53	B–/P	250,000	237,318
Capital Trust Agcy. 144A Rev. Bonds, (U. Bridge, LLC
Student Hsg.), Ser. A, 5.25%, 12/1/43	Ba2	1,500,000	1,485,480
Celebration Pointe Cmnty. Dev. Dist. No. 1 144A
Special Assessment Bonds, (Alachua Cnty.),
5.00%, 5/1/48	B/P	250,000	250,685
Double Branch Cmnty. Dev. Dist. Special Assmt.
Bonds, (Sr. Lien), Ser. A-1, 4.125%, 5/1/31	A–	500,000	506,040

26 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
Florida cont.
Fishhawk, CCD IV Special Assmt. Bonds,
7.25%, 5/1/43	B/P	$380,000	$395,037
Florida State Higher Edl. Fac. Rev. Bonds,
(U. of Tampa), Ser. A, 5.00%, 4/1/32	A–	600,000	640,458
Greater Orlando Aviation Auth. Rev. Bonds,
(JetBlue Airways Corp.), 5.00%, 11/15/36	B/P	1,000,000	1,036,470
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	1,300,000	1,385,124
Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev.
Bonds, (Gerdau Ameristeel US, Inc.), 5.30%, 5/1/37	BBB–	1,350,000	1,350,135
Lakeland, Retirement Cmnty. 144A Rev. Bonds,
(1st Mtge. — Carpenters), 6.375%, 1/1/43	BBB–/F	840,000	842,974
Lakewood Ranch, Stewardship Dist. Special
Assessment Bonds, (Village of Lakewood Ranch
South), 5.125%, 5/1/46	B+/P	945,000	933,329
Lakewood Ranch, Stewardship Dist. Special Assmt.
Bonds, 4.875%, 5/1/35	BB–/P	485,000	483,637
Martin Cnty., Rev. Bonds, (Indiantown
Cogeneration), 4.20%, 12/15/25	BBB+	1,500,000	1,521,315
Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds,
(Mount Sinai Med. Ctr.), 5.00%, 11/15/29	Baa1	1,000,000	1,068,420
Miami-Dade Cnty., Rev. Bonds, (Tran. Syst.
Sales Surtax), 5.00%, 7/1/42	AA	2,000,000	2,136,300
Miami-Dade Cnty., Indl. Dev. Auth. Rev. Bonds,
(Pinecrest Academy, Inc.), 5.00%, 9/15/34	BBB	1,240,000	1,287,802
Miami-Dade Cnty., Transit Syst. Rev. Bonds,
4.00%, 7/1/36	AA	3,000,000	3,039,450
Midtown Miami Cmnty. Dev. Dist. Special Assmt.
Bonds, (Garage), Ser. A, 5.00%, 5/1/29	BB–/P	570,000	594,202
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Acts Retirement-Life Cmnty.), 5.50%, 11/15/33
(Prerefunded 11/15/20)	A–/F	2,000,000	2,131,100
Sarasota Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Village on the Isle), Ser. A, 5.00%, 1/1/37	BBB–/F	1,000,000	1,037,940
Sarasota Cnty., Pub. Hosp. Dist. Rev. Bonds,
(Sarasota Memorial Hosp.), 4.00%, 7/1/48	A1	1,500,000	1,444,395
South Lake Hosp. Dist. Rev. Bonds,
(South Lake Hosp.), Ser. A, 6.00%, 4/1/29	Baa1	1,000,000	1,012,580
Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	480,000	515,923
Tallahassee, Hlth. Fac. Rev. Bonds, (Tallahassee
Memorial HealthCare, Inc.), Ser. A, 5.00%, 12/1/55	Baa1	1,000,000	1,039,830
Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds,
5.40%, 5/1/37	B+/P	625,000	625,525
Verandah, West Cmnty. Dev. Dist. Special Assmt.
Bonds, (Cap. Impt.), 5.00%, 5/1/33	B+/P	470,000	473,008
Village Cmnty. Dev. Dist. No. 10 Special Assmt.
Bonds, 5.75%, 5/1/31	BB/P	735,000	817,996
Village Cmnty. Dev. Dist. No. 12 144A Special
Assessment Bonds, 4.00%, 5/1/33	BB–/P	750,000	741,863

Managed Municipal Income Trust 27

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
Florida cont.
Village Cmnty. Dev. Dist. No. 8 Special Assmt. Bonds,
(Phase II), 6.125%, 5/1/39	BBB–/P	$375,000	$394,286
Village Cmnty. Dev. Dist. No. 9 Special Assmt. Bonds,
5.00%, 5/1/22	BBB–/P	265,000	273,220
			29,701,842
Georgia (3.4%)
Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds,
(Delta Airlines), Ser. A, 8.75%, 6/1/29	Baa3	3,000,000	3,267,630
Cobb Cnty., Dev. Auth. Student Hsg. Rev. Bonds,
(Kennesaw State U. Real Estate Oblig. Group), Ser. C,
5.00%, 7/15/38	Baa2	750,000	776,265
GA State Private College & U. Auth. Rev. Bonds,
(Mercer U.)
Ser. C, 5.25%, 10/1/30	Baa2	750,000	792,810
Ser. A, 5.25%, 10/1/27	Baa2	1,000,000	1,059,150
Ser. A, 5.00%, 10/1/32	Baa2	1,000,000	1,032,220
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy)
5.00%, 3/1/47	BBB–/F	1,000,000	1,020,420
5.00%, 3/1/37	BBB–/F	1,450,000	1,495,748
Gainesville & Hall Cnty., Devauth Retirement Cmnty.
Rev. Bonds, (Acts Retirement-Life Cmnty.), Ser. A-2,
6.375%, 11/15/29 (Prerefunded 11/15/19)	A–/F	700,000	730,576
Marietta, Dev. Auth. 144A Rev. Bonds, (Life U. Fac.),
Ser. A, 5.00%, 11/1/37	Ba3	1,000,000	1,039,660
Muni. Election Auth. of GA Rev. Bonds, (Plant Voltage
Units 3 & 4), Ser. A, 5.50%, 7/1/60	A	2,000,000	2,099,820
			13,314,299
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
5.00%, 10/1/34	Baa2	200,000	207,026
			207,026
Hawaii (1.0%)
HI State Dept. Budget & Fin. Rev. Bonds
(Craigside), Ser. A, 9.00%, 11/15/44
(Prerefunded 11/15/19)	B/P	400,000	428,308
(Hawaiian Elec. Co. — Subsidiary), 6.50%, 7/1/39	Baa2	3,000,000	3,080,010
(Kahala Nui), 5.125%, 11/15/32	A–/F	400,000	432,872
			3,941,190
Idaho (0.5%)
ID State Hlth. Fac. Auth. Rev. Bonds, (St. Luke’s Hlth.
Sys. Oblig. Group), Ser. A, 4.00%, 3/1/38	A3	2,000,000	1,916,600
			1,916,600
Illinois (10.9%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	2,560,000	2,845,619
Ser. B-2, 5.50%, 1/1/37	BBB+	2,000,000	2,107,580
Chicago, Special Assmt. Bonds, (Lake Shore East),
6.75%, 12/1/32	BB/P	1,581,000	1,589,363

28 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	B+	$1,500,000	$1,519,395
Ser. H, 5.00%, 12/1/36	B+	2,100,000	2,121,294
Chicago, Motor Fuel Tax Rev. Bonds, 5.00%, 1/1/29	Ba1	500,000	520,960
Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. C,
5.00%, 1/1/26	A2	2,595,000	2,797,695
Chicago, Waste Wtr. Transmission Rev. Bonds,
(2nd Lien), 5.00%, 1/1/39	A	1,360,000	1,431,890
Chicago, Wtr. Wks Rev. Bonds
5.00%, 11/1/39	A	875,000	922,679
5.00%, 11/1/30	A	1,000,000	1,093,630
Cicero, G.O. Bonds, Ser. A, AGM, 5.00%, 1/1/20	AA	1,250,000	1,285,150
Cook Cnty., G.O. Bonds, 5.00%, 11/15/35	AA–	500,000	543,010
Du Page Cnty., Special Svc. Area No. 31 Special Tax
Bonds, (Monarch Landing), 5.625%, 3/1/36	B/P	319,000	319,201
IL Fin. Auth. Rev. Bonds
(Silver Cross Hosp. & Med. Ctr.), 7.00%, 8/15/44
(Prerefunded 8/15/19)	AAA/P	2,000,000	2,076,880
(Navistar Intl. Recvy. Zone), FRN, 6.75%, 10/15/40	B+	500,000	524,800
(Rush U. Med. Ctr.), Ser. C, U.S. Govt. Coll., 6.625%,
11/1/39 (Prerefunded 5/1/19)	Aaa	1,075,000	1,100,069
(American Wtr. Cap. Corp.), 5.25%, 10/1/39	A	1,575,000	1,599,098
IL State G.O. Bonds
5.00%, 11/1/41	Baa3	1,250,000	1,256,550
5.00%, 1/1/41	Baa3	700,000	703,297
5.00%, 2/1/39	Baa3	200,000	201,360
Ser. A, 5.00%, 5/1/38	Baa3	1,000,000	1,011,310
5.00%, 11/1/34	Baa3	500,000	507,570
Ser. B, 5.00%, 10/1/31	Baa3	1,000,000	1,021,130
Ser. C, 5.00%, 11/1/29	Baa3	1,200,000	1,229,700
Ser. A, 5.00%, 12/1/28	Baa3	1,760,000	1,815,669
Ser. D, 5.00%, 11/1/28	Baa3	1,000,000	1,031,430
IL State Fin. Auth. Rev. Bonds
(Provena Hlth.), Ser. A, 7.75%, 8/15/34
(Prerefunded 8/15/19)	AAA/P	15,000	15,664
(Provena Hlth.), Ser. A, U.S. Govt. Coll., 7.75%,
8/15/34 (Prerefunded 8/15/19)	AAA/P	1,485,000	1,550,726
(Three Crowns Park), 5.25%, 2/15/47	BB–/P	540,000	559,775
(Plymouth Place), 5.25%, 5/15/45	BB+/F	1,000,000	1,028,360
(Three Crowns Park), 5.25%, 2/15/37	BB–/P	305,000	318,508
(Southern IL Healthcare Enterprises, Inc.),
5.00%, 3/1/33	A+	700,000	762,076
(Windy City Portfolio), Ser. A-1, 4.375%, 12/1/42	A–	1,000,000	970,250
(Riverside Hlth. Syst.), 4.00%, 11/15/35	A+	500,000	486,130
IL State Fin. Auth. Student Hsg. & Academic Fac. Rev.
Bonds, (U. of IL-CHF-Chicago, LLC), Ser. A
5.00%, 2/15/47	Baa3	500,000	526,100
5.00%, 2/15/37	Baa3	500,000	531,750

Managed Municipal Income Trust 29

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Metro. Pier & Exposition Auth. Rev.
Bonds, (McCormick Place Expansion),
Ser. B, stepped-coupon zero % (4.950%, 6/15/31),
12/15/47 ††	BB+	$1,500,000	$801,720
Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA+	1,000,000	1,106,980
			41,834,368
Indiana (1.7%)
Hammond, Multi-School Bldg. Corp. Rev. Bonds,
5.00%, 7/15/38	AA+	1,250,000	1,350,375
IN State Fin. Auth. Econ. Dev. Mandatory Put Bonds
(12/3/18), (Republic Svcs., Inc.), Ser. A, 1.90%, 5/1/34	A–2	2,500,000	2,499,575
IN State Fin. Auth. Edl. Fac. Rev. Bonds,
(Butler U.), Ser. B
5.00%, 2/1/32	A–	1,000,000	1,064,270
5.00%, 2/1/29	A–	500,000	533,095
Valparaiso, Exempt Facs. Rev. Bonds,
(Pratt Paper, LLC), 6.75%, 1/1/34	B+/P	1,125,000	1,286,573
			6,733,888
Iowa (0.8%)
IA State Fin. Auth. Midwestern Disaster Rev. Bonds,
(IA Fertilizer Co., LLC)
5.50%, 12/1/22	B	1,000,000	1,001,920
5.25%, 12/1/25	B	750,000	793,395
Tobacco Settlement Auth. of IA Rev. Bonds, Ser. C,
5.375%, 6/1/38	B+	1,250,000	1,253,300
			3,048,615
Kansas (0.4%)
Lenexa, Hlth. Care Fac. Rev. Bonds, (LakeView
Village), 7.125%, 5/15/29 (Prerefunded 5/15/19)	BB/P	500,000	513,780
Wichita, Hlth. Care Fac. Rev. Bonds, (Presbyterian
Manors), Ser. I, 5.00%, 5/15/33	BB–/P	500,000	518,415
Wyandotte, Cnty./Kanasas City, Unified Govt. 144A
Rev. Bonds, (Legends Apt. Garage & West Lawn),
4.50%, 6/1/40	AA	500,000	492,515
			1,524,710
Kentucky (2.2%)
KY Econ. Dev. Fin. Auth. Rev. Bonds
(Masonic Home Indpt. Living II), 7.25%, 5/15/41
(Prerefunded 5/15/21)	BB–/P	500,000	561,025
(Masonic Home Indpt. Living II), 7.00%, 5/15/30
(Prerefunded 5/15/21)	BB–/P	500,000	557,960
(Masonic Home Indpt. Living), 5.00%, 5/15/46	BB/P	1,000,000	1,021,380
KY Pub. Trans. Infrastructure Auth. Rev. Bonds,
(1st Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	1,100,000	1,193,907
KY State Econ. Dev. Fin. Auth. Rev. Bonds,
(Owensboro Hlth.), Ser. A, 5.25%, 6/1/41	Baa3	125,000	130,073
KY State Econ. Dev. Fin. Auth. Hlth. Care Rev. Bonds,
(Masonic Homes of KY), 5.375%, 11/15/42	BB–/P	900,000	926,415

30 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
Kentucky cont.
Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst.
Rev. Bonds, (Norton Healthcare Oblig. Group),
5.50%, 10/1/33	A–	$3,000,000	$3,298,470
Owen Cnty., Wtr. Wks. Syst. Rev. Bonds,
(American Wtr. Co.), Ser. A, 6.25%, 6/1/39	A	700,000	716,905
			8,406,135
Louisiana (0.6%)
LA State Pub. Fac. Solid Waste Disp. Auth. Rev.
Bonds, (LA Pellets, Inc.), Ser. A, 8.375%, 7/1/39
(In default) †	D/P	500,000	5
Pub. Fac. Auth. Rev. Bonds, (Tulane U.), Ser. A,
4.00%, 12/15/50	A2	750,000	716,018
Pub. Fac. Auth. Dock & Wharf 144A Rev. Bonds,
(Impala Warehousing, LLC), 6.50%, 7/1/36	B+/P	1,000,000	1,086,720
St. Tammany, Public Trust Fin. Auth. Rev. Bonds,
(Christwood), 5.25%, 11/15/37	BB/P	385,000	402,799
			2,205,542
Maine (0.7%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(ME Gen. Med. Ctr.), 7.50%, 7/1/32	Ba3	1,000,000	1,092,030
(MaineGeneral Health Oblig. Group), 6.95%, 7/1/41	Ba3	1,000,000	1,070,630
ME State Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (8/1/25), (Casella Waste Syst.),
5.125%, 8/1/35	B3	500,000	508,080
			2,670,740
Maryland (1.1%)
Frederick Cnty., Edl. Fac. 144A Rev. Bonds,
(Mount St. Mary’s U.), Ser. A, 5.00%, 9/1/37	BB+	500,000	520,610
MD Econ. Dev. Corp. Poll. Control Rev. Bonds,
(Potomac Electric Power Co.), 6.20%, 9/1/22	A2	550,000	557,326
Prince Georges Cnty., Rev. Bonds, (Collington
Episcopal Life Care Cmnty., Inc.), 5.25%, 4/1/37	BB/P	1,200,000	1,256,424
Westminster, Rev. Bonds
(Lutheran Village at Miller’s Grant, Inc. (The)),
Ser. A, 6.00%, 7/1/34	B–/P	250,000	263,185
(Carroll Lutheran Village, Inc.), 5.125%, 7/1/34	BB/P	1,500,000	1,574,610
			4,172,155
Massachusetts (2.2%)
MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8.00%, 4/15/39
(Prerefunded 10/15/19)	BBB	690,000	728,599
(Linden Ponds, Inc. Fac.), Ser. A-1, 6.25%, 11/15/46	B–/P	450,850	463,293
(Suffolk U.), Ser. A, 6.25%, 7/1/30	Baa2	360,000	368,770
(Linden Ponds, Inc. Fac.), Ser. A-1, 6.25%, 11/15/26	B–/P	275,400	283,034
(Loomis Cmntys.), Ser. A, 6.00%, 1/1/33	BBB	200,000	221,084
(Suffolk U.), Ser. A, 5.75%, 7/1/39	Baa2	320,000	325,875
(Linden Ponds, Inc.), Ser. A-2, 5.50%, 11/15/46	B–/P	51,972	51,978
(First Mtge. — Orchard Cove), 5.00%, 10/1/19	BB/P	550,000	551,062
(Linden Ponds, Inc.), Ser. B, zero %, 11/15/56	B–/P	439,022	86,070

Managed Municipal Income Trust 31

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Dev. Fin. Agcy. 144A Rev. Bonds,
(Linden Ponds, Inc. Fac.)
5.125%, 11/15/46	BB/F	$250,000	$250,000
5.00%, 11/15/38	BB/F	500,000	500,000
MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A Rev.
Bonds, (Adventcare), Ser. A, 6.65%, 10/15/28	B/P	995,000	996,642
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Springfield College), 5.625%, 10/15/40
(Prerefunded 10/15/19)	BBB	450,000	465,359
(Springfield College), 5.50%, 10/15/26
(Prerefunded 10/15/19)	BBB	1,500,000	1,549,425
(Milford Regl. Med.), Ser. E, 5.00%, 7/15/22	BBB–	820,000	827,306
MA State Port Auth. Special Fac. Rev. Bonds,
(Conrac), Ser. A, 5.125%, 7/1/41	A	750,000	790,478
			8,458,975
Michigan (6.1%)
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, AGM,
6.25%, 7/1/36	AA	5,000	5,128
Flint, Hosp. Bldg. Auth. Rev. Bonds, Ser. A,
5.25%, 7/1/39	Ba1	750,000	758,595
Great Lakes, Wtr. Auth. Swr. Rev. Bonds, (Brazos
Presbyterian Homes, Inc.), Ser. C, 5.00%, 7/1/36	A	2,000,000	2,176,200
Kentwood, Economic Dev. Rev. Bonds,
(Holland Home), 5.625%, 11/15/32	BBB–/F	2,195,000	2,336,073
MI State Fin. Auth. Rev. Bonds
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	A+	400,000	431,912
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	A+	600,000	645,528
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds
(Lawrence Technological U.), 5.00%, 2/1/47	BB+	2,150,000	2,233,743
(Kalamazoo College), 4.00%, 12/1/47	A1	1,000,000	968,200
MI State Hosp. Fin. Auth. Rev. Bonds, (Trinity Hlth.
Credit Group), Ser. A, 5.00%, 12/1/47 T	AA–	8,500,000	9,017,189
MI State Strategic Fund Ltd. Rev. Bonds,
(Worthington Armstrong Venture), 5.75%, 10/1/22
(Escrowed to maturity)	AAA/P	1,350,000	1,505,115
MI State Strategic Fund Ltd. Oblig. Rev. Bonds,
(Cadillac Place Office Bldg.), 5.25%, 10/15/26	Aa2	1,250,000	1,353,550
Wayne Cnty., Arpt. Auth. Rev. Bonds, Ser. A,
5.00%, 12/1/21	A2	2,000,000	2,142,400
			23,573,633
Minnesota (1.3%)
Baytown Twp., Lease Rev. Bonds, Ser. A,
4.00%, 8/1/41	BB+	380,000	338,656
Ham Lake, Charter School Lease Rev. Bonds,
(DaVinci Academy of Arts & Science), Ser. A,
5.00%, 7/1/47	BB–/P	500,000	482,265
Rochester, Hlth. Care Fac. Rev. Bonds,
(Olmsted Med. Ctr.), 5.875%, 7/1/30	A/F	1,000,000	1,053,620

32 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
Minnesota cont.
Sartell, Hlth. Care & Hsg. Facs. Rev. Bonds,
(Country Manor Campus, LLC)
5.25%, 9/1/30	B–/P	$500,000	$534,235
5.25%, 9/1/27	B–/P	750,000	808,628
St. Paul, Hsg. & Redev. Auth. Charter School Lease
Rev. Bonds, (Nova Classical Academy), Ser. A
6.625%, 9/1/42 (Prerefunded 9/1/21)	BBB–	250,000	279,383
6.375%, 9/1/31	BBB–	250,000	270,175
St. Paul, Port Auth. Lease Rev. Bonds,
(Regions Hosp. Pkg. Ramp), Ser. 1, 5.00%, 8/1/36	A–/P	1,125,000	1,126,631
			4,893,593
Missouri (0.5%)
Saint Louis, Indl. Dev. Auth. Fin. Rev. Bonds,
(Ballpark Village Dev.), Ser. A, 4.75%, 11/15/47	BB–/P	875,000	881,965
St. Louis Arpt. Rev. Bonds, (Lambert-St. Louis Intl.),
Ser. A-1, 6.625%, 7/1/34	A2	1,000,000	1,028,290
			1,910,255
Nebraska (0.3%)
Lancaster Cnty., Hosp. Auth. Rev. Bonds,
(Immanuel Oblig. Group), 5.50%, 1/1/30	AA/F	1,000,000	1,032,300
			1,032,300
Nevada (1.6%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5.00%, 7/1/33	Aa3	1,050,000	1,147,157
Clark Cnty., Impt. Dist. Special Assmt. Bonds,
(Mountains Edge Local No. 142), 5.00%, 8/1/21	A	480,000	504,854
Clark Cnty., Impt. Dist. No. 159 Special Assessment
Bonds, (Summerlin Village 16A), 5.00%, 8/1/32	B+/P	485,000	496,111
Las Vegas, Special Assmt. Bonds
5.00%, 6/1/31	B+/P	415,000	420,424
(Dist. No. 607 Local Impt.), 5.00%, 6/1/23	BBB–/P	350,000	370,514
Las Vegas, Impt. Dist. No. 812 Special Assessment
Bonds, (Summerlin Village 24), 5.00%, 12/1/35	B/P	250,000	250,878
North Las Vegas, G.O. Bonds, AGM, 4.00%, 6/1/33	AA	3,095,000	3,124,403
			6,314,341
New Hampshire (3.3%)
National Fin. Auth. 144A Rev. Bonds,
(Covanta Holding Corp.), Ser. C, 4.875%, 11/1/42	B1	1,275,000	1,249,373
NH State Bus. Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (10/1/19), (Casella Waste
Syst., Inc.), 4.00%, 4/1/29	B3	350,000	350,613
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Rivermead), Ser. A, 6.875%, 7/1/41	BB+/P	2,000,000	2,129,200
(Rivermead), Ser. A, 6.625%, 7/1/31	BB+/P	1,320,000	1,409,747
(Catholic Med. Ctr.), 5.00%, 7/1/44	A–	1,000,000	1,062,020
(Concord Hosp. Trust), 5.00%, 10/1/42	A2	3,250,000	3,491,573
(Kendel at Hanover), 5.00%, 10/1/40	BBB+/F	585,000	612,203
(Elliot Hosp.), 5.00%, 10/1/38	Baa1	250,000	263,855
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A–	1,000,000	1,065,140

Managed Municipal Income Trust 33

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
New Hampshire cont.
NH State Hlth. & Ed. Fac. Auth. VRDN, (U. Syst. of NH),
Ser. B, 1.60%, 7/1/33	VMIG1	$400,000	$400,000
NH State Hlth. & Ed. Fac. Auth. 144A Rev. Bonds,
(Hillside Village), Ser. A, 6.25%, 7/1/42	B–/P	750,000	785,655
			12,819,379
New Jersey (8.4%)
Atlantic City, G.O. Bonds, (Tax Appeal), Ser. B, AGM,
4.00%, 3/1/42	AA	1,250,000	1,225,763
Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds, (The Evergreens), 5.625%, 1/1/38	BB+/P	1,500,000	1,419,990
NJ State Econ. Dev. Auth. Rev. Bonds
(Ashland School, Inc.), 6.00%, 10/1/33	BBB	1,000,000	1,086,520
(NYNJ Link Borrower, LLC), 5.375%, 1/1/43	BBB–	1,000,000	1,071,230
(MSU Student Hsg. — Provident Group — Montclair
LLC), 5.375%, 6/1/25 (Prerefunded 6/1/20)	Aaa	2,000,000	2,102,540
(North Star Academy Charter School of Newark,
Inc.), 5.00%, 7/15/47	BBB–	1,000,000	1,044,390
Ser. AAA, 5.00%, 6/15/36	Baa1	350,000	365,407
(United Methodist Homes), Ser. A, 5.00%, 7/1/29	BBB–/F	500,000	526,905
Ser. B, 5.00%, 11/1/26	Baa1	3,000,000	3,283,080
5.00%, 6/15/26	Baa1	500,000	528,060
NJ State Econ. Dev. Auth. Fac. Rev. Bonds,
(Continental Airlines, Inc.), 5.625%, 11/15/30	BB	1,500,000	1,667,235
NJ State Econ. Dev. Auth. Special Fac. Rev. Bonds,
(Port Newark Container Term., LLC), 5.00%, 10/1/37	Ba1	1,500,000	1,571,355
NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds,
(NJ American Wtr. Co.)
Ser. A, 5.70%, 10/1/39	A1	2,600,000	2,668,198
Ser. D, 4.875%, 11/1/29	A1	700,000	722,239
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Peter’s U. Hosp.), 6.25%, 7/1/35	Ba1	2,000,000	2,114,580
(St. Joseph’s Healthcare Syst. Oblig. Group),
5.00%, 7/1/41	Baa3	835,000	869,452
NJ State Trans. Trust Fund Auth. Rev. Bonds
Ser. A, 5.00%, 12/15/32	Baa1	2,300,000	2,456,193
(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/28	A+	600,000	659,712
North Hudson, Swr. Auth. Rev. Bonds, Ser. A
5.00%, 6/1/42	A	945,000	1,003,410
5.00%, 6/1/42 (Prerefunded 6/1/22)	AAA/P	55,000	60,114
South Jersey, Port Corp. Rev. Bonds, (Marine Term.),
Ser. B, 5.00%, 1/1/42	Baa1	1,000,000	1,052,500
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/46	BBB	3,300,000	3,350,094
Union Cnty., Util. Auth. Resource Recvy. Fac. Lease
Rev. Bonds, (Covanta Union), Ser. A, 5.25%, 12/1/31	AA+	1,450,000	1,561,679
			32,410,646

34 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
New Mexico (0.7%)
Farmington, Poll. Control Rev. Bonds
(Public Service Co. of San Juan, NM), Ser. D,
5.90%, 6/1/40	BBB+	$500,000	$525,535
(AZ Pub. Svc. Co.), Ser. B, 4.70%, 9/1/24	A2	2,000,000	2,091,040
			2,616,575
New York (10.4%)
Glen Cove, Local Econ. Assistance Corp. Rev. Bonds,
(Garvies Point Pub. Impt.), Ser. C, stepped-coupon
zero% (5.625%, 1/1/24), 1/1/55 ††	B/P	300,000	245,658
Metro. Trans. Auth. Rev. Bonds, (Green Bonds),
Ser. C-1, 4.00%, 11/15/32	A1	3,500,000	3,592,190
Metro. Trans. Auth. Dedicated Tax FRN Mandatory
Put Bonds (6/1/22), Ser. A-2A, 2.06%, 11/1/26	AA	2,910,000	2,909,767
NY Counties, Tobacco Trust VI Rev. Bonds,
(Tobacco Settlement Pass Through), Ser. A-2B,
5.00%, 6/1/51	BBB	1,700,000	1,739,763
NY State Convention Ctr. Dev. Corp. Rev. Bonds,
(Hotel Unit Fee), zero %, 11/15/50	Aa3	2,500,000	591,550
NY State Dorm. Auth. Rev. Bonds, Ser. A,
5.00%, 3/15/38	AAA	5,400,000	6,051,240
NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds, (NYU Hosp. Ctr.), 5.00%, 7/1/34	A3	500,000	545,995
NY State Dorm. Auth. Rev. Bonds, Ser. C,
5.00% 3/15/31 T	AAA	5,000,000	5,302,475
NY State Dorm. Auth. Rev. Bonds, Ser. A, Group C,
5.00% 3/15/42 T	AAA	10,845,000	11,971,872
NY State Env. Fac. Corp. Solid Waste Disp. 144A
Mandatory Put Bonds (12/2/19), (Casella Waste
Syst., Inc.), 3.75%, 12/1/44	B3	1,000,000	998,920
NY State Liberty Dev. Corp. 144A Rev. Bonds
(World Trade Ctr.), Class 2, 5.375%, 11/15/40	BB–/P	750,000	773,543
(3 World Trade Ctr., LLC), Class 1-3,
5.00%, 11/15/44	BB–/P	1,250,000	1,282,025
Port Auth. of NY & NJ Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6.75%, 10/1/19	BBB–/P	100,000	102,234
Ser. 207, 5.00%, 9/15/31	Aa3	2,500,000	2,807,875
Port Auth. of NY & NJ Special Oblig. Rev. Bonds,
(John F. Kennedy Intl. Air Term), 6.00%, 12/1/42	Baa1	1,000,000	1,071,350
			39,986,457
North Carolina (1.5%)
NC State Med. Care Comm. Hlth. Fac. Rev. Bonds,
(Presbyterian Homes), Ser. C, 5.00%, 10/1/31	A–/F	800,000	877,968
NC State Med. Care Comm. Retirement
Fac. Rev. Bonds
(Salemtowne), 5.375%, 10/1/45	BB/P	1,615,000	1,691,260
(Aldersgate United Methodist Retirement Cmnty.,
Inc.), Ser. A, 5.00%, 7/1/47	BB/P	400,000	416,232
(Aldersgate United Methodist Church),
5.00%, 7/1/45	BB/P	825,000	852,794
(Southminister, Inc.), 5.00%, 10/1/37	BB/P	965,000	993,554

Managed Municipal Income Trust 35

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
North Carolina cont.
NC State Med. Care Comm. Retirement
Fac. Rev. Bonds
(United Methodist Retirement Homes), Ser. A,
5.00%, 10/1/37	BBB/F	$500,000	$524,275
(United Church Homes & Svcs. Oblig. Group),
Ser. A, 5.00%, 9/1/37	BB/P	500,000	520,205
			5,876,288
Ohio (5.8%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. A-2, 6.50%, 6/1/47	B3	4,000,000	4,043,080
Ser. A-3, 6.25%, 6/1/37	B–	850,000	858,883
Ser. A-2, 6.00%, 6/1/42	B3	4,000,000	3,950,080
Ser. A-2, 5.875%, 6/1/47	B3	1,750,000	1,706,163
Ser. A-2, 5.75%, 6/1/34	B–	5,175,000	4,998,150
Ser. B, zero %, 6/1/47	CCC+/P	10,000,000	700,000
Franklin Cnty., Hlth. Care Fac. Rev. Bonds,
(OH Presbyterian Retirement Svcs. (OPRS) Cmntys.
Oblig. Group), Ser. A, 5.625%, 7/1/26	BBB/F	1,250,000	1,295,388
Lake Cnty., Hosp. Fac. Rev. Bonds, (Lake Hosp.
Syst., Inc.), Ser. C, 5.625%, 8/15/29	Baa1	245,000	245,708
OH State Air Quality Dev. Auth. Exempt Fac. 144A
Rev. Bonds, (Pratt Paper, LLC), 4.50%, 1/15/48	BB+/P	1,200,000	1,202,616
OH State Higher Edl. Fac. Comm. Rev. Bonds,
(Kenyon College)
5.00%, 7/1/44	A	525,000	546,593
U.S. Govt. Coll., 5.00%, 7/1/44
(Prerefunded 7/1/20)	AAA/P	275,000	287,642
OH State Private Activity Rev. Bonds,
(Portsmouth Bypass), AGM, 5.00%, 12/31/35	AA	750,000	806,145
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds
5.75%, 12/1/32	BB–/F	900,000	949,707
(Memorial Hlth. Syst. Oblig. Group),
5.00%, 12/1/43	BB–/F	150,000	147,260
Toledo-Lucas Cnty., Port Auth. Rev. Bonds,
(CSX Transn, Inc.), 6.45%, 12/15/21	A3	500,000	558,735
			22,296,150
Oklahoma (0.7%)
Tulsa Cnty., Indl. Auth. Rev. Bonds, (Sr. Living
Cmnty. Montereau, Inc.), Ser. A, 7.125%, 11/1/30
(Prerefunded 5/1/20)	BB–/P	1,250,000	1,338,075
Tulsa, Muni. Arpt. Trust Rev. Bonds,
(American Airlines, Inc.), Ser. B, 5.50%, 12/1/35	B+/P	1,250,000	1,317,563
			2,655,638
Oregon (0.5%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Mirabella at South Waterfront), Ser. A,
5.40%, 10/1/44	BB–/P	500,000	523,380
(Terwilliger Plaza, Inc.), 5.00%, 12/1/29	BBB/F	350,000	369,656

36 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
Oregon cont.
Warm Springs Reservation, Confederated Tribes
144A Rev. Bonds, (Pelton Round Butte Tribal), Ser. B,
6.375%, 11/1/33	A3	$700,000	$719,418
Yamhill Cnty., Hosp. Auth. Rev. Bonds, (Friendsview
Retirement Cmnty.), Ser. A, 5.00%, 11/15/36	BB/P	325,000	340,314
			1,952,768
Pennsylvania (6.2%)
Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds
(Robert Morris U.), Ser. A, 5.50%, 10/15/30	Baa3	1,000,000	1,042,800
(Robert Morris U.-UPMC Events Ctr.),
5.00%, 10/15/47	Baa3	1,190,000	1,250,428
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds,
(Allegheny Hlth. Network Oblig. Group), Ser. A
5.00%, 4/1/35	A	1,200,000	1,300,188
5.00%, 4/1/32	A	1,425,000	1,560,404
Cap. Region Wtr. Rev. Bonds, 5.00%, 7/15/30	A+	1,500,000	1,696,875
Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds,
(Immaculata U.)
5.00%, 11/1/46	BB/F	1,000,000	964,960
5.00%, 11/1/41	BB/F	500,000	487,330
Chester Cnty., Indl. Dev. Auth. Rev. Bonds
(Collegium Charter School), Ser. A,
5.125%, 10/15/37	BB+	750,000	752,273
(Renaissance Academy Charter School),
5.00%, 10/1/34	BBB–	350,000	367,318
Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev.
Bonds, (West Chester U. Student Hsg., LLC), Ser. A,
5.00%, 8/1/45	Baa3	1,000,000	1,031,440
Cmnwlth. Fin. Auth. Rev. Bonds, (Tobacco Master
Settlement Payment), 5.00%, 6/1/35	A1	1,000,000	1,093,060
Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds,
(Pinnacle Hlth. Syst.), Ser. A, 5.00%, 6/1/34	A1	250,000	274,598
Geisinger, Auth. Rev. Bonds, (Geisinger Hlth. Syst.),
Ser. A-1, 5.00%, 2/15/45	Aa2	2,500,000	2,707,700
Lycoming Cnty., Auth. Hlth. Syst. Rev. Bonds,
(Susquehanna Hlth. Syst.), Ser. A, 5.75%, 7/1/39	A+	3,000,000	3,074,730
Moon, Indl. Dev. Auth. Rev. Bonds, (Baptist Homes
Society Oblig. Group), 5.75%, 7/1/35	B+/P	1,500,000	1,562,985
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Shippensburg U.), 6.25%, 10/1/43
(Prerefunded 10/1/21)	BBB–	500,000	554,450
(Gwynedd Mercy College), Ser. KK1,
5.375%, 5/1/42	BBB	785,000	806,485
PA State Tpk. Comm. Rev. Bonds
Ser. B-1, 5.00%, 6/1/42	A3	900,000	956,061
Ser. A, 5.00%, 12/1/38	A1	500,000	539,040
Philadelphia, Auth. for Indl. Dev. Rev. Bonds, (Master
Charter School), 6.00%, 8/1/35 (Prerefunded 8/1/20)	BBB–	1,055,000	1,121,803
West Shore Area Auth. Rev. Bonds, (Lifeways
at Messiah Village), Ser. A, 5.00%, 7/1/35	BBB–/F	785,000	816,965
			23,961,893

Managed Municipal Income Trust 37

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
Puerto Rico (0.3%)
Cmnwlth. of PR, G.O. Bonds, (Pub. Impt.), Ser. A,
NATL, 5.50%, 7/1/20	Baa2	$1,000,000	$1,032,000
			1,032,000
Rhode Island (0.4%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds,
(Lifespan Oblig. Group-Hosp. Fin.), 5.00%, 5/15/25	BBB+	1,500,000	1,672,125
			1,672,125
South Carolina (2.1%)
SC State Pub. Svcs. Auth. Rev. Bonds
(Santee Cooper), Ser. A, 5.75%, 12/1/43
(Prerefunded 12/1/23)	A+	3,000,000	3,477,930
Ser. A, 5.50%, 12/1/54	A+	2,000,000	2,120,940
Ser. C, 5.00%, 12/1/46	A+	2,500,000	2,602,175
			8,201,045
Tennessee (0.4%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev.
Bonds, (Mountain States Hlth. Alliance), 6.00%,
7/1/38 (Prerefunded 7/1/20)	A–	1,450,000	1,540,219
			1,540,219
Texas (10.9%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds,
(Uplift Ed.), Ser. A, PSFG, 4.00%, 12/1/42	AAA	1,000,000	990,810
Central TX Regl. Mobility Auth. Rev. Bonds, (Sr. Lien),
Ser. A, 5.00%, 1/1/33	A–	525,000	560,910
Clifton, Higher Ed. Fin. Corp. Rev. Bonds,
(Idea Pub. Schools)
5.00%, 8/15/32	BBB+	315,000	330,233
5.00%, 8/15/28	BBB+	200,000	220,138
Dallas-Fort Worth, Intl. Arpt. Rev. Bonds, Ser. B,
4.50%, 11/1/45	A+	2,535,000	2,553,429
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Brazos Presbyterian Homes, Inc.), 5.00%, 1/1/37	BBB–/F	250,000	260,703
(YMCA of the Greater Houston Area), Ser. A,
5.00%, 6/1/33	Baa2	1,000,000	1,043,150
Houston, Arpt. Syst. Rev. Bonds
Ser. B-1, 5.00%, 7/15/35	BB	2,500,000	2,635,050
Ser. B-1, 5.00%, 7/15/30	BB	650,000	693,758
Ser. A, 5.00%, 7/1/24	A+	1,500,000	1,594,410
La Vernia, Higher Ed. Fin. Corp. Rev. Bonds,
(Kipp, Inc.), Ser. A
6.375%, 8/15/44 (Prerefunded 8/15/19)	AAA/P	1,100,000	1,135,904
6.25%, 8/15/39 (Prerefunded 8/15/19)	AAA/P	1,975,000	2,037,548
La Vernia, Higher Ed. Fin. Corp. 144A Rev. Bonds,
(Meridian World School, LLC), Ser. A, 5.25%, 8/15/35	BB+	1,000,000	1,019,890
Love Field, Arpt. Modernization Corp. Special Fac.
Rev. Bonds, (Southwest Airlines Co.), 5.25%, 11/1/40	A3	3,500,000	3,663,345
Matagorda Cnty., Poll. Control Rev. Bonds
(Central Pwr. & Light Co.), Ser. A, 6.30%, 11/1/29	A–	1,000,000	1,045,870
(Dist. No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	A–	1,250,000	1,328,925
Montgomery Cnty., Toll Road Auth. Rev. Bonds,
5.00%, 9/15/36	BBB–	1,110,000	1,184,981

38 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
Texas cont.
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB–/P	$500,000	$522,790
(Collegiate Student Hsg. Island Campus, LLC),
Ser. A, 5.00%, 4/1/42	BBB–	2,830,000	2,908,136
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/39	Baa3	500,000	517,950
(Longhorn Village), 5.00%, 1/1/37	BB–/P	500,000	505,310
(MRC Crestview), 5.00%, 11/15/36	BB+/F	200,000	207,498
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 4.125%, 7/1/53	AA	1,000,000	963,330
Newark, Higher Ed. Fin. Corp. Rev. Bonds,
(Austin Achieve Pub. Schools, Inc.), 5.00%, 6/15/48	BB–/P	500,000	500,440
North Texas Edl. Fin. Co. Rev. Bonds, (Uplift Edl.),
Ser. A, 5.25%, 12/1/47	BBB–	2,000,000	2,077,820
Red River, Hlth. Retirement Fac. Dev.
Corp. Rev. Bonds
(Happy Harbor Methodist Home, Inc.), Ser. A,
7.75%, 11/15/44	B–/P	420,000	471,862
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. C, 6.25%, 5/9/53 (In default) †	D/P	39,000	55
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. B, 6.15%, 11/15/49 (In default) †	D/P	749,000	1,049
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. A, 6.05%, 11/15/46 (In default) †	D/P	441,000	309
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. D, 6.05%, 11/15/46 (In default) †	D/P	76,000	53
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. A, 5.45%, 11/15/38 (In default) †	D/P	1,124,000	787
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. A, 5.15%, 11/15/27 (In default) †	D/P	593,000	415
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds, (Buckner Sr. Living Ventana), Ser. A,
6.75%, 11/15/47	B–/P	875,000	949,935
Temple, Tax Increment 144A Tax Alloc. Bonds,
(Reinvestment Zone No. 1), Ser. A, 5.00%, 8/1/38	BB+	1,500,000	1,536,990
TX Private Activity Surface Trans. Corp. Rev. Bonds
(NTE Mobility), 7.50%, 12/31/31	Baa2	2,000,000	2,110,820
(LBJ Infrastructure), 7.00%, 6/30/40	Baa3	2,500,000	2,662,825
TX State Dept. of Hsg. & Cmnty. Affairs Rev. Bonds,
Ser. C, GNMA Coll., FNMA Coll., FHLMC Coll.,
6.90%, 7/2/24	AA+	50,000	50,616
TX State Muni. Gas Acquisition & Supply Corp. III Rev.
Bonds, 5.00%, 12/15/28	A3	1,500,000	1,606,965
TX State Private Activity Bond Surface Trans. Corp.
Rev. Bonds, (Blueridge Trans. Group, LLC (SH 288
Toll Lane))
5.00%, 12/31/55	Baa3	500,000	521,040
5.00%, 12/31/50	Baa3	750,000	783,915
Uptown Dev. Auth. Tax Alloc. Bonds, Ser. A,
5.00%, 9/1/40	BBB	700,000	749,056
			41,949,020

Managed Municipal Income Trust 39

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
Virginia (4.0%)
Cherry Hill Cmnty., Dev. Auth. 144A Special Assmt.
Bonds, (Potomac Shores), 5.40%, 3/1/45	B/P	$1,000,000	$1,009,520
Front Royal & Warren Cnty., Indl. Dev. Auth. Rev.
Bonds, (Valley Hlth. Oblig. Group), 4.00%, 1/1/50	A1	2,500,000	2,367,675
Henrico Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds, (United Methodist Homes), 5.00%, 6/1/22	BB+/P	625,000	663,413
King George Cnty., Indl. Dev. Auth. Mandatory
Put Bonds (5/1/19), (Waste Mgt., Inc.-King George
Landfill, Inc.), Ser. A, 2.25%, 6/1/23	A–2	3,000,000	2,997,210
Lexington, Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Kendal at Lexington), 4.00%, 1/1/31	BBB–/F	675,000	677,774
Lower Magnolia Green Cmnty., Dev. Auth. 144A
Special Assmt. Bonds, 5.00%, 3/1/35	B/P	485,000	483,894
Small Bus. Fin. Auth. Private Activity Rev. Bonds,
(Transform 66 P3), 5.00%, 12/31/49	Baa3	1,000,000	1,050,120
Suffolk, Econ. Dev. Auth. Retirement Fac. Rev.
Bonds, (United Church Homes & Svcs. Oblig. Group),
5.00%, 9/1/31	BB/P	500,000	526,090
VA State Cmnwlth. U. Hlth. Syst. Auth. Rev. Bonds,
Ser. B, 4.00%, 7/1/40	Aa3	2,000,000	1,994,160
VA State Small Bus. Fin. Auth. Rev. Bonds
(Elizabeth River Crossings OPCO, LLC),
6.00%, 1/1/37	BBB	740,000	805,978
(Express Lanes, LLC), 5.00%, 7/1/34	BBB	1,150,000	1,205,649
Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds, (Mountain States Hlth. Alliance), Ser. C,
7.75%, 7/1/38 (Prerefunded 1/1/19)	A–	1,700,000	1,716,116
			15,497,599
Washington (6.1%)
Kalispel Tribe of Indians Priority Dist. Rev. Bonds,
Ser. A, 5.25%, 1/1/38	BB+/P	750,000	777,548
Port of Seattle, Rev. Bonds, Ser. C, 5.00%, 4/1/40	A1	625,000	669,844
Port Seattle, Port Indl. Dev. Corp. Rev. Bonds,
(Delta Airlines, Inc.), 5.00%, 4/1/30	BBB–	800,000	855,416
Skagit Cnty., Pub. Hosp. Rev. Bonds, (Dist. No. 001),
5.75%, 12/1/35	Baa2	2,500,000	2,601,625
WA State G.O. Bonds (Sr 520 Corridor-Motor Vehicle
Tax), Ser. C, 5.00% 6/1/28 T	AA+	5,000,000	5,326,836
Tobacco Settlement Auth. of WA Rev. Bonds,
5.25%, 6/1/32	A–	1,275,000	1,346,349
WA State G.G. Bonds, Ser. C, 5.00%, 2/1/33 T	AA+	3,400,000	3,871,930
WA State Hlth. Care Fac. Auth. FRN Mandatory Put
Bonds (7/1/22), (Fred Hutchinson Cancer Research
Ctr.), Ser. B, 2.641%, 1/1/42	A+	1,700,000	1,716,456
WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7.00%, 7/1/39
(Prerefunded 7/1/19)	Baa1	1,000,000	1,032,300
(Overlake Hosp. Med. Ctr.), Ser. A, 5.00%, 7/1/36	A2	2,145,000	2,321,791
WA State Hsg. Fin. Comm. Rev. Bonds, (Wesley
Homes Lea Hill), 5.00%, 7/1/41	B/P	500,000	505,675

40 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
Washington cont.
WA State Hsg. Fin. Comm. 144A Rev. Bonds
(Bayview Manor Homes), Ser. A, 5.00%, 7/1/46	BB+/P	$1,230,000	$1,245,535
(Presbyterian Retirement Cmnty. Northwest),
Ser. A, 5.00%, 1/1/36	BB+/F	1,175,000	1,233,539
			23,504,844
Wisconsin (2.8%)
Pub. Fin. Auth. Rev. Bonds, (Denver Intl. Arpt.
Great Hall), 5.00%, 9/30/37	BBB–	500,000	537,155
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds,
(Sr. Oblig. Group), 5.25%, 7/1/28	BBB	350,000	372,113
Pub. Fin. Auth. Exempt Fac. Rev. Bonds,
(Celanese U.S. Holdings, LLC), Ser. C, 4.30%, 11/1/30	Baa3	300,000	304,614
Pub. Fin. Auth. Higher Ed. Fac. Rev. Bonds,
(Gannon U.)
5.00%, 5/1/47	BBB+	250,000	260,180
5.00%, 5/1/42	BBB+	1,090,000	1,138,309
Pub. Fin. Auth. Ltd. Oblig. Pilot 144A Rev. Bonds,
(American Dream at Meadowlands), 7.00%, 12/1/50	BB/P	1,000,000	1,127,370
Pub. Fin. Auth. Retirement Fac. Rev. Bonds,
(Southminster, Inc.), 5.00%, 10/1/43	BB/F	750,000	754,628
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(St. Johns Cmntys. Inc.), Ser. A, 7.625%, 9/15/39
(Prerefunded 9/15/19)	AAA/F	1,350,000	1,414,355
(Prohealth Care, Inc.), 6.625%, 2/15/39
(Prerefunded 2/15/19)	AAA/P	1,250,000	1,266,713
(St. John’s Cmnty., Inc.), Ser. B, 5.00%, 9/15/45	BBB–/F	250,000	256,703
WI State Pub. Fin. Auth Sr. Living Rev. Bonds,
(Rose Villa, Inc.), Ser. A, 5.75%, 11/15/44	BB–/P	1,800,000	1,895,400
WI State Pub. Fin. Auth Sr. Living 144A Rev. Bonds,
(Mary’s Woods at Marylhurst), Ser. A, 5.25%, 5/15/37	BB/F	380,000	396,450
WI State Pub. Fin. Auth. 144A Rev. Bonds,
(Church Home of Hartford, Inc.), Ser. A,
5.00%, 9/1/30	BB/F	945,000	977,262
			10,701,252

TOTAL INVESTMENTS
Total investments (cost $505,255,554)	$513,598,986

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2017 through October 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $385,023,576.

Managed Municipal Income Trust 41

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

T Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.

At the close of the reporting period, the fund maintained liquid assets totaling $49,301,260 to cover tender option bonds.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	31.9%
Education	18.0
Transportation	15.1
Utilities	14.4

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$513,587,949	$11,037
Totals by level	$—	$513,587,949	$11,037

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

42 Managed Municipal Income Trust

Statement of assets and liabilities 10/31/18

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $505,255,554)	$513,598,986
Cash	465,091
Interest and other receivables	7,700,121
Receivable for investments sold	85,000
Prepaid assets	8,721
Total assets	521,857,919

LIABILITIES
Payable for investments purchased	750,000
Payable for shares of the fund repurchased	166,244
Payable for compensation of Manager (Note 2)	702,465
Payable for custodian fees (Note 2)	6,165
Payable for investor servicing fees (Note 2)	16,204
Payable for Trustee compensation and expenses (Note 2)	186,166
Payable for administrative services (Note 2)	751
Payable for floating rate notes issued (Note 1)	33,982,801
Distributions payable to shareholders	1,456,400
Distributions payable to preferred shareholders (Note 1)	67,328
Other accrued expenses	149,819
Total liabilities	37,484,343
Series A remarketed preferred shares: (240 shares authorized and issued at $100,000 per
share) (Note 4)	24,000,000
Series C remarketed preferred shares: (1,507 shares authorized and issued at $50,000 per
share) (Note 4)	75,350,000
Net assets	$385,023,576

REPRESENTED BY
Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$381,507,947
Total distributable earnings (Note 1)	3,515,629
Total — Representing net assets applicable to common shares outstanding	$385,023,576

COMPUTATION OF NET ASSET VALUE
Net asset value per common share
($385,023,576 divided by 50,407,625 shares)	$7.64

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust 43

Statement of operations Year ended 10/31/18

INVESTMENT INCOME
Interest income	$24,914,588
Total investment income	24,914,588

EXPENSES
Compensation of Manager (Note 2)	2,809,633
Investor servicing fees (Note 2)	205,733
Custodian fees (Note 2)	12,248
Trustee compensation and expenses (Note 2)	16,563
Administrative services (Note 2)	11,721
Interest and fees expense (Note 1)	679,563
Preferred share remarketing agent fees	151,098
Other	339,320
Total expenses	4,225,879
Expense reduction (Note 2)	(61,067)
Net expenses	4,164,812

Net investment income	20,749,776

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	4,983,122
Total net realized gain	4,983,122
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(22,820,843)
Total change in net unrealized depreciation	(22,820,843)
Net loss on investments	(17,837,721)

Net increase in net assets resulting from operations	$2,912,055

Distributions to Series A and C remarketed preferred shareholders (Note 1):
From ordinary income
Taxable net investment income	—
From tax exempt net investment income	(2,062,049)
Net increase in net assets resulting from operations (applicable to common shareholders)	850,006

The accompanying notes are an integral part of these financial statements.

44 Managed Municipal Income Trust

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/18	Year ended 10/31/17
Operations
Net investment income	$20,749,776	$21,188,421
Net realized gain on investments	4,983,122	7,469,488
Net unrealized depreciation of investments	(22,820,843)	(16,884,331)
Net increase in net assets resulting from operations	2,912,055	11,773,578

Distributions to Series A and C remarketed preferred shareholders (Note 1):
From ordinary income
Taxable net investment income	—	(25,422)
From tax exempt net investment income	(2,062,049)	(1,227,732)
Net increase in net assets resulting from operations
(applicable to common shareholders)	850,006	10,520,424

Distributions to common shareholders (note 1):
From ordinary income
Taxable net investment income	—	(420,766)
From tax exempt net investment income	(19,231,990)	(20,820,706)
From return of capital	—	(386,920)

Increase from preferred share tender offer (Note 4)	—	2,475,375
Decrease from capital shares repurchased (Note 5)	(23,562,130)	(708,285)
Total decrease in net assets	(41,944,114)	(9,340,878)

NET ASSETS
Beginning of year	426,967,690	436,308,568
End of year (Note 1)	$385,023,576	$426,967,690

NUMBER OF FUND SHARES
Common shares outstanding at beginning of year	53,735,135	53,834,820
Shares repurchased (Note 5)	(3,327,510)	(99,685)
Common shares outstanding at end of year	50,407,625	53,735,135

Series A Remarketed preferred shares outstanding at
beginning of year	240	245
Shares repurchased (Note 4)	—	(5)
Series A Remarketed preferred shares outstanding at
end of year	240	240

Series C Remarketed preferred shares outstanding at
beginning of year	1,507	1,980
Shares repurchased (Note 4)	—	(473)
Series C Remarketed preferred shares outstanding at
end of year	1,507	1,507

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust 45

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
			Year ended
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Net asset value, beginning of period
(common shares)	$7.95	$8.10	$7.97	$7.94	$7.34
Investment operations:
Net investment income[a]	.40	.39	.43	.45	.45
Net realized and unrealized
gain (loss) on investments	(.35)	(.17)	.15	(.02)	.59
Total from investment operations	.05	.22	.58	.43	1.04
Distributions to preferred shareholders:
From net investment income	(.04)	(.02)	(.01)	—[e]	—[e]
Total from investment operations
(applicable to common shareholders)	.01	.20	.57	.43	1.04
Distributions to common shareholders:
From net investment income	(.37)	(.39)	(.44)	(.43)	(.46)
From return of capital	—	(.01)	—	—	—
Total distributions	(.37)	(.40)	(.44)	(.43)	(.46)
Increase from shares repurchased	.05	—[e]	—[e]	.03	.02
Increase from Preferred shares
tender offer	—	.05	—	—	—
Net asset value, end of period
(common shares)	$7.64	$7.95	$8.10	$7.97	$7.94
Market price, end of period
(common shares)	$6.71	$7.43	$7.48	$7.30	$7.17
Total return at market price (%)
(common shares)[b]	(4.91)	4.84	8.38	8.11	14.18

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(common shares) (in thousands)	$385,024	$426,968	$436,309	$430,032	$445,877
Ratio of expenses to average
net assets (including interest
expense) (%)[c,d,f]	1.03	1.13[g]	.92	.90	.91
Ratio of net investment income
to average net assets (%)[c]	4.54	4.73	5.09	5.57	5.69
Portfolio turnover (%)	28	30	24	13	14

(Continued on next page)

46 Managed Municipal Income Trust

Financial highlights cont.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

d Includes amounts paid through expense offset arrangements, if any (Note 2).

e Amount represents less than $0.01 per share.

f Includes interest and fee expense associated with borrowings which amounted to:

Percentage of average net assets
October 31, 2018	0.17%
October 31, 2017	0.06
October 31, 2016	0.03
October 31, 2015	0.02
October 31, 2014	0.02

g Includes 0.17% of increased proxy solicitation and legal fees related to the 2017 annual shareholder meeting.

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust 47

Notes to financial statements 10/31/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2017 through October 31, 2018.

Putnam Managed Municipal Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The goal of the fund is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Management believes does not involve undue risk to income or principal. Up to 60% of the fund’s assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage, primarily by issuing preferred shares in an effort to enhance the returns for the common shareholders. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. The fund also uses leverage which involves risk and may increase the volatility of the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

48 Managed Municipal Income Trust

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $50,416,556 were held by the TOB trust and served as collateral for $33,982,801 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $464,230 for these investments based on an average interest rate of 1.30%.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2018, the fund had a capital loss carryover of $3,391,502 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

Loss carryover
Short-term	Long-term	Total	Expiration
$3,391,502	N/A	$3,391,502	October 31, 2019

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable

Managed Municipal Income Trust 49

when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares Series A is generally a 28 day period, and generally a 7 day period for Class C. The applicable dividend rate for the remarketed preferred shares on October 31, 2018 was 2.539% on class A, and 2.628% for Series C.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the “maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the 60-day “AA” composite commercial paper rate.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from dividends payable, and from market discount. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

At the close of the reporting period, the fund reclassified $759,760 to decrease distributions in excess of net investment income, $330,513 to decrease paid-in capital, and $429,247 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$16,600,973
Unrealized depreciation	(8,170,114)
Net unrealized appreciation	8,430,859
Capital loss carryforward	(3,391,502)
Cost for federal income tax purposes	$505,168,127

For the fiscal year ended October 31, 2017, the fund had distributions in excess of net investment income of $1,739,225.

Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference (redemption value of preferred shares, plus accumulated and unpaid dividends) of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on the average weekly net assets attributable to common and preferred shares.

The lesser of (i) 0.550% of average net assets attributable to common and preferred shares outstanding, or (ii) the following rates:

	of the first $500 million of average		of the next $5 billion of average weekly
0.650%	weekly net assets,	0.425%	net assets.
	of the next $500 million of average		of the next $5 billion of average weekly
0.550%	weekly net assets	0.405%	net assets.
	of the next $500 million of average		of the next $5 billion of average weekly
0.500%	weekly net assets	0.390%	net assets,
	of the next $5 billion of average weekly	0.380%	of any excess thereafter.
0.450%	net assets.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.550% of the fund’s average net assets attributable to common and preferred shares outstanding.

50 Managed Municipal Income Trust

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fees rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $61,067 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $277, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$150,732,408	$155,616,206
U.S. government securities (Long-term)	—	—
Total	$150,732,408	$155,616,206

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Managed Municipal Income Trust 51

Note 4: Preferred Shares

The Series A (240) and C (1,507) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per Series A Remarketed Preferred share and $50,000 per Series C Remarketed Preferred share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period. Total additional dividends for the reporting period were $19,555.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At year end, no such restrictions have been placed on the fund.

From July 10, 2017 through August 4, 2017, the fund repurchased 5 Series A and 473 Series C shares pursuant to an issuer tender offer at an aggregate purchase price of $448,750 and $21,225,875, respectively.  The tender offer purchase price represented 89.75% of the liquidation preference of the Series A and Series C Remarketed Preferred shares and resulted in a $2,475,375 increase to net assets of the fund.

Note 5: Shares repurchased

In September 2018, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 9, 2019 (based on shares outstanding as of October 9, 2018). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 9, 2018 (based on shares outstanding as of October 9, 2017). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 3,327,510 common shares for an aggregate purchase price of $23,562,130, which reflects a weighted-average discount from net asset value per share of 9.37%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

For the previous fiscal year, the fund repurchased 99,685 common shares for an aggregate purchase price of $708,285, which reflected a weighted-average discount from net asset value per share of 9.33%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 1,434 shares of the fund (less than 0.01% of the fund’s shares outstanding), valued at $10,956 based on net asset value.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

52 Managed Municipal Income Trust

Federal tax information (Unaudited)

The fund has designated 95.94% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

Managed Municipal Income Trust 53

Shareholder meeting results (Unaudited)

April 27, 2018 annual meeting

At the meeting, a proposal to fix the number of Trustees at 12 was approved as follows:

Votes for	Votes against	Abstentions
44,999,518	1,753,765	726,246

At the meeting, the vote on the election of 10 nominees as the Fund’s Common Trustees was as follows:

	Votes for	Votes withheld
Liaquat Ahamed	45,441,802	2,037,733
Ravi Akhoury	45,506,946	1,972,590
Barbara M. Baumann	45,639,219	1,840,317
Jameson A. Baxter	45,071,208	2,408,327
Katinka Domotorffy	45,540,434	1,939,101
Catharine Bond Hill	45,631,093	1,848,443
Paul L. Joskow	45,151,919	2,327,616
Kenneth R. Leibler	45,191,379	2,288,157
Robert L. Reynolds	45,582,652	1,896,883
Manoj P. Singh	45,343,204	2,136,332

With respect to the election of two Trustees to be voted on by the fund’s preferred shareholders voting as a separate class, the results were as follows:

	Votes for	Votes against	Abstentions
Robert E. Patterson	1,661	—	—
George Putnam, III	1,661	—	—

All tabulations are rounded to the nearest whole number.

54 Managed Municipal Income Trust

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Managed Municipal Income Trust 55

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2018, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

56 Managed Municipal Income Trust

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Managed Municipal Income Trust 57

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Equity Income Fund
Equity Spectrum Fund	International Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	Diversified Income Trust
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Communications Fund	Income Fund
Global Consumer Fund	Money Market Fund†
Global Financials Fund	Mortgage Securities Fund
Global Health Care Fund	Short Duration Bond Fund
Global Industrials Fund	Short Duration Income Fund
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Utilities Fund	Intermediate-Term Municipal Income Fund
Short-Term Municipal Income Fund
Growth	Tax Exempt Income Fund
Growth Opportunities Fund	Tax-Free High Yield Fund
International Growth Fund
Small Cap Growth Fund	State tax-free income funds‡:
Sustainable Future Fund	California, Massachusetts, Minnesota,
Sustainable Leaders Fund	New Jersey, New York, Ohio, and Pennsylvania.

58 Managed Municipal Income Trust

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Managed Municipal Income Trust 59

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer	Denere P. Poulack
KPMG LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

60 Managed Municipal Income Trust

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN700 313924 12/18

Item 2. Code of Ethics:

(a) The Fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2018	$82,269	$ —	$7,405	$ —
October 31, 2017	$79,794	$ —	$7,188	$ —

For the fiscal years ended October 31, 2018 and October 31, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $7,405 and $7,188 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2018	$ —	$ —	$ —	$ —

October 31, 2017	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit, Compliance and Distributions Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit, Compliance and Distribution Committee of the fund's Board of Trustees is composed of the following persons:

Ravi Akhoury

Robert E. Patterson

Barbara M. Baumann

Katinka Domotorffy

Manoj P. Singh

(b) Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of The Putnam Funds

The proxy voting guidelines below summarize the funds' positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds' proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds' proxies.

The proxy voting guidelines are just that — guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Voting Director's attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis. In addition, in interpreting the funds' proxy voting guidelines, the Trustees of The Putnam Funds are mindful of emerging best practices in the areas of corporate governance, environmental stewardship and sustainability, and social responsibility. Recognizing that these matters may, in some instances, bear on investment performance, they may from time to time be considerations in the funds' voting decisions.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items under the funds' “Proxy Voting Procedures.” The Proxy Voting Director, in consultation with a senior member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of The Putnam Funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds' proxies. It is the funds' policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds' have requested that their securities lending agent recall each domestic issuer's voting securities that are on loan, in advance of the record date for the issuer's shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS[1]

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds' proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds' proxies will be voted for board-approved proposals, except as follows:

_______________________
[1] The guidelines in this section apply to proposals at U.S. companies. Please refer to Section III,
Voting Shares of Non-U.S. Issuers, for additional guidelines applicable to proposals at non-U.S.
companies.

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds' proxies will be voted for the election of a company's nominees for the board of directors, except as follows:

►	The funds will withhold votes from the entire board of directors if

•	the board does not have a majority of independent directors,

•	the board has not established independent nominating, audit, and compensation committees,

•	the board has more than 19 members or fewer than five members, absent special circumstances,

•	the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

•	the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

►	The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company's performance or has otherwise failed to observe good corporate governance practices.

►	The funds will withhold votes from any nominee for director:

•	who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

•	who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

•	of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”),

•	who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board),

•	who serves as an executive officer of any company (“home company”) while serving on more than two other public company boards (votes for the nominee withheld at each company where the funds are shareholders; in addition, if the funds are shareholders of the executive's home company, the funds will withhold votes from members of the home company's governance committee), or

•	who is a member of the governance or other responsible committee, if the company has adopted without shareholder approval a bylaw provision shifting legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation.

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds' Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Generally, the funds withhold support from directors serving on more than five unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company. The funds also withhold support from directors who serve as executive officers at a company and on the boards of more than two unaffiliated public companies (votes withheld at outside boards only). The funds may also withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members' individual relationships, but also on the board's overall attitude toward management and shareholders. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds' Trustees, are excessive by reasonable corporate standards relative to the company's record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board, or if a board of directors permits an executive to serve on an excessive number of public company boards. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders' lack of support for the rejected director. Adopting a fee-shifting bylaw provision without shareholder approval, which may discourage legitimate shareholders lawsuits as well as frivolous ones, is another example of disregard for shareholder interests.

Contested Elections of Directors

►	The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

►	The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines' basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

►	The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

►	The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

►	The funds will vote for proposals to approve a company's executive compensation program (i.e., “say on pay” proposals in which the company's board proposes that shareholders indicate their support for the company's compensation philosophy, policies, and practices), except that the funds will vote against the proposal if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds' proxy voting service, for the correlation of the company's executive compensation program with its performance.

►	The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

the amount per employee under the plan is unlimited, or

the plan's performance criteria is undisclosed, or

the company is assigned to the lowest category, through independent third party benchmarking performed by the funds' proxy voting service, for the correlation of the company's executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management's interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

►	The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

►	The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

►	The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder's investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

►	The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws — notably Delaware — provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

►	The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

►	The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds' Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company's net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company's name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

►	The funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company's name or to authorize additional shares of common stock).

►	The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

►	The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm's independence or the integrity of an audit is compromised.

►	The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments (for example, amendments implementing proxy access proposals) and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management's investment professionals and the funds' proxy voting service may also bring to the Proxy Voting Director's attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund's proxy voting service may identify circumstances that call into question an audit firm's independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of the company's corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

►	The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman's position be filled by someone other than the chief executive officer.

►	The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

►	The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

►	The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company's charter documents.

►	The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

►	The funds will vote for shareholder proposals to amend a company's charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

•	the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company's outstanding shares, and

•	applicable state law does not otherwise provide shareholders with the right to call special meetings.

►	The funds will vote on a case-by-case basis on shareholder proposals relating to proxy access.

►	The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote on a case-by-case basis on shareholder proposals to limit a company's ability to make excise tax gross-up payments under management severance agreements.

►	The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

►	The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

►	The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

►	The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant's clients on which any of the company's executives serve as a director).

►	The funds will vote for shareholder proposals that are consistent with the funds' proxy voting guidelines for board-approved proposals.

►	The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors — and in particular their independent directors — accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman's position be filled by someone other than the company's chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company's corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company's board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders' interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds' Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management's interests with shareholders' interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive's previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company's obligations with respect to gross-up payments are limited in a reasonable manner.

The funds' Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds' Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company's overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds' Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company's ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers — i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company's stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management's investment professionals.

In addition, some non-U.S. markets require that a company's shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company's stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers except as follows:

Uncontested Board Elections

China, India, Indonesia, Philippines, Taiwan and Thailand

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each composed of a majority of independent directors.

Commentary: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Europe ex-United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or

•	the board has not established a nominating committee composed of a majority of independent directors.

Commentary: An “independent director” under the European Commission's guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

Germany

►	For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds' proxy voting service).

►	The funds will withhold votes for the election of a former member of the company's managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system — a managerial board composed of the company's executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund's proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds' belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Hong Kong

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors, or

•	the chair of the audit, compensation or nominating committee is not an independent director.

Commentary. For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

Italy

►	The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors[2] for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual meeting occurs. The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

Japan

►	For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

•	the board does not have a majority of outside directors,

•	the board has not established nominating and compensation committees composed of a majority of outside directors, or

•	the board has not established an audit committee composed of a majority of independent directors.

►	The funds will withhold votes for the appointment of members of a company's board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company's articles of incorporation to adopt the U.S.-style corporate structure.

_________________________
[2] A co-opted director is an individual appointed to the board by incumbent directors to replace a director who was elected by directors but who leaves the board (through resignation or death)
before the end of his or her term.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

►	The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are outside directors,

•	the board has not established a nominating committee with at least half of the members being outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

►	The funds will vote withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair the performance his or her duties impartially with respect to the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company's largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Malaysia

►	The funds will withhold votes from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,

•	the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or

•	the board has not established a compensation committee with at least a majority of the members being non-executive directors.

Commentary. For purposes of these guidelines, an “independent director” is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of Corporate Governance, Commentary to Recommendation 3.1. A “non-executive director” is a director who does not take on primary responsibility for leadership of the company.

Russia

►	The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds' standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Singapore

►	The funds will withhold votes from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

•	the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

•	the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Singapore Code of Corporate Governance, Guideline 2.3. A “non-executive director” is a director who is not employed with the company.

United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are independent non-executive directors,

•	the board has not established a nomination committee composed of a majority of independent non-executive directors, or

•	the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom's Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

►	The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

►	The funds will vote for proposals to amend a company's articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom's Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds' Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director's independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

►	The funds will vote for supervisory board nominees when the supervisory board meets the funds' independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

►	The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds' independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds' independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

►	The funds will vote for proposals to change the size of a board if the board meets the funds' independence standards, and against proposals to change the size of a board if the board does not meet the funds' independence standards.

►	The funds will vote for shareholder proposals calling for a majority of a company's directors to be independent of management.

►	The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

►	The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

►	The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company's remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Europe

►	The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Taiwan

►	The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

►	The funds will vote for proposals to approve annual directors' fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds' proxy voting service has recommended a vote against such a proposal.

►	The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors' fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors' fees paid by the company's peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company's long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Europe and Asia ex-Japan

►	In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds' standard dilution test.

France

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

United Kingdom

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

Unless a proposal is directly addressed by a country-specific guideline:

►	The funds will vote for proposals

•	to issue additional common stock representing up to 20% of the company's outstanding common stock, where shareholders do not have preemptive rights, or

•	to issue additional common stock representing up to 100% of the company's outstanding common stock, where shareholders do have preemptive rights.

►	The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds' proxy voting service; otherwise, the funds will vote against such proposals.

Australia

►	The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company's board meets the funds' independence standards; if the company's board does not meet the funds' independence standards, then the funds will vote against these proposals.

►	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

China

►	The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Hong Kong

►	The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company's board meets the funds' independence standards; if the company's board does not meet the funds' independence standards, then the funds will vote against these proposals.

►	The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company's outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

France

►	The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

►	The funds will vote against proposals to authorize the issuance of common stock or convertible debt instruments and against proposals to authorize the repurchase and/or reissuance of shares where those authorizations may be used, without further shareholder approval, as anti-takeover measures.

New Zealand

►	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

►	The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

►	The funds will vote for proposals permitting companies to issue regulatory reports in English.

►	The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

►	The funds will vote for proposals to amend a company's charter or bylaws, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

France

►	The funds will vote for proposals to approve a company's related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

►	If a company has not proposed an opt-out clause in its articles of association and the implementation of double-voting rights has not been approved by shareholders, the funds will vote against the ratification of board acts for the previous fiscal year, will withhold votes from the re-election of members of the board's governance committee (or in the absence of a governance committee, against the chair of the board or the next session board member up for re-election) and, if there is no opportunity to vote against ratification of board acts or to withhold votes from directors, will vote against the approval of the company's accounts and reports.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company's voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds' proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Under French law, shareholders of French companies with shares held in registered form under the same name for at least two years will automatically be granted double-voting rights, unless a company has amended its articles of association to opt out of the double-voting rights regime. Awarding double-voting rights in this manner is likely to disadvantage non-French institutional shareholders. Accordingly, the funds will take actions to signal disapproval of double-voting rights at companies that have not opted-out from the double-voting rights regime and that have not obtained shareholder approval of the double-voting rights regime.

Germany

►	The funds will vote in accordance with the recommendation of the company's board of directors on shareholder countermotions added to a company's meeting agenda, unless the countermotion is directly addressed by one of the funds' other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds' intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

►	The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

►	The funds will vote for proposals to amend a Taiwanese company's procedural rules.

Commentary: Since procedural rules, which address such matters as a company's policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted January 26, 2018

Proxy voting procedures of The Putnam Funds

The proxy voting procedures below explain the role of the funds' Trustees, proxy voting service and Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), as well as how the process works when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds' Trustees

The Trustees of The Putnam Funds exercise control of voting proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds' proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds' investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds' custodian(s) to ensure that all proxy materials received by the custodians relating to the funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Voting Director for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the attention of the Proxy Voting Director specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Voting Director

The Proxy Voting Director, a member of the Office of the Trustees, assists in the coordination and voting of the funds' proxies. The Proxy Voting Director deals directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, solicits voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Voting Director is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. In addition, the Proxy Voting Director is the contact person for receiving recommendations from Putnam Management's investment professionals with respect to any proxy question in circumstances where the investment professional believes that the interests of fund shareholders warrant a vote contrary to the fund's proxy voting guidelines.

On occasion, representatives of a company in which the funds have an investment may wish to meet with the company's shareholders in advance of the company's shareholder meeting, typically to explain and to provide the company's perspective on the proposals up for consideration at the meeting. As a general matter, the Proxy Voting Director will participate in meetings with these company representatives.

The Proxy Voting Director is also responsible for ensuring that the funds file the required annual reports of their proxy voting records with the Securities and Exchange Commission. The Proxy Voting Director coordinates with the funds' proxy voting service to prepare and file on Form N‑PX, by August 31 of each year, the funds' proxy voting record for the most recent twelve-month period ended June 30. In addition, the Proxy Voting Director is responsible for coordinating with Putnam Management to arrange for the funds' proxy voting record for the most recent twelve-month period ended June 30 to be available on the funds' website.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Voting Director under certain circumstances. Unless the referred proxy question involves investment considerations (i.e., the proxy question might be seen as having a bearing on the economic interests of a shareholder in the company) and is referred to Putnam Management's investment professionals for a voting recommendation as described below, the Proxy Voting Director will assist in interpreting the guidelines and, if necessary, consult with a senior staff member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee on how the funds' shares will be voted.

The Proxy Voting Director will refer proxy questions that involve investment considerations, through an electronic request form, to Putnam Management's investment professionals for a voting recommendation. These referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items. In connection with each item referred to Putnam Management's investment professionals, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Voting Director describing the results of the review. After receiving a referral item from the Proxy Voting Director, Putnam Management's investment professionals will provide a recommendation electronically to the Proxy Voting Director and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. The recommendation will set forth (1) how the proxies should be voted; and (2) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Voting Director will review the recommendation of Putnam Management's investment professionals (and the related Conflicts Report) in determining how to vote the funds' proxies. The Proxy Voting Director will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation, and the Conflicts Report. An exception to this referral process is that the Proxy Voting Director will not refer proxy questions in respect of portfolio securities that are held only in funds sub-advised by PanAgora Asset Management, Inc.

In some situations, the Proxy Voting Director may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management or a significant personal investment in the company) relating to a particular referral item shall disclose that conflict to the Proxy Voting Director and the Legal and Compliance Department and may be asked to remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Voting Director with a Conflicts Report for each referral item that: (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009, January 24, 2014 and June 23, 2017.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund's portfolio as of the filing date of this report.

Portfolio Managers	Joined Fund	Employer	Positions Over Past Five Years

Garrett Hamilton	2016	Putnam Management 2016-Present	Portfolio Manager
Paul Drury	2002	Putnam Management 1989 — Present	Portfolio Manager

(a)(2) Other Accounts Managed by the Fund's Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's Portfolio Managers managed as of the fund's most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account's performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Paul Drury	13	$5,542,500,000	0	$ —	0	$ —
Garret Hamilton	13	$5,542,500,000	0	$ —	0	$ —

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund's Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund's Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management's policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam's trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The fund's Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management's investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund's Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management's policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation — neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management's daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management's trade allocation policies generally provide that each day's transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management's opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management's trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund's Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account's objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund's Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam's goal for our products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund's last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

*	: Assets in the fund

	Year	$0	$0-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	$1,000,001 and over
Paul Drury	2018	*
	2017	*
Garrett Hamilton	2018	*
	2017	*

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

November 1 — November 30, 2017	—	—	—	5,373,514
December 1 — December 31, 2017	—	—	—	5,373,514
January 1 — January 31, 2018	120,049	$7.20	120,049	5,253,465
February 1 — February 28, 2018	495,116	$7.16	495,116	4,758,349
March 1 — March 31, 2018	361,473	$7.07	361,473	4,396,876
April 1 — April 30, 2018	333,917	$7.09	333,917	4,062,959
May 1 — May 31, 2018	328,466	$7.09	328,466	3,734,493
June 1 — June 30, 2018	352,223	$7.10	352,223	3,382,270
July 1 — July 31, 2018	427,854	$7.15	427,854	2,954,416
August 1 — August 31, 2018	334,448	$7.21	334,448	2,619,968
September 1 — September 30, 2018	209,488	$7.03	209,488	2,410,480
October 1 — October 7, 2018	—	—	—	2,410,480
October 10 — October 31, 2018	364,476	$6.75	364,476	4,692,129

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2017, which was in effect between October 10, 2017 and October 9, 2018, allowed the fund to repurchase up to 5,373,514 of its shares. The program renewed by the Board in September 2018, which is in effect between October 10, 2018 and October 9, 2019, allows the fund to repurchase up to 5,056,605 of its shares.

**	Information prior to October 10, 2018 is based on the total number of shares eligible for repurchase under the program, as amended through September 2017. Information from October 10, 2018 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2018.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Managed Municipal Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2018